                                                                    EXHIBIT 99.4

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached October Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





  /s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to October Monthly Operating Report

            Summary Of Bank,Investment & Petty Cash Accounts        Attachment 1
                             Cape May Light, L.L.C.
Summary                     Case No: 01-10961 (EIK)                    UNAUDITED
Cape May Light, LLC       For Month Of October, 2002

                                             BALANCES
                                 ---------------------------------      Receipts &          Bank
                                      Opening            Closing        Disbursements       Statements        Account
Account                          As Of 10/01/02     As Of 10/31/02      Included            Included          Reconciled
-------                          --------------     --------------      -------------       ----------        ----------
American Classic Voyages Co.          0.00               0.00           No -                No -              No -
Bank of America                                                         Account             Account           Account
Account # - 0030 6982 7205                                              Closed              Closed            Closed

Cape May Light Escrow                 0.00               0.00           No -                No -              No -
US Dept of Transportation                                               Account             Account           Account
Maritime Administration                                                 Closed              Closed            Closed

American Classic Voyages Co.          0.00               0.00           No -                No -              No -
Bank of America                                                         Account             Account           Account
Account # - 0041 6103 2379                                              Closed              Closed            Closed

Cape May Light                        0.00               0.00           No -                No - Not          No -
Petty Cash                                                              No Activity         A Bank            No Activity
                                                                                            Account

                            Receipts & Disbursements                Attachment 2
                             Cape May Light, L.L.C.
Summary                      Case No: 01-10961 (EIK)
Cape May Light, LLC        For Month Of October, 2002
Attach 2


         No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

              Concentration & Investment Account Statements         Attachment 3
                             Cape May Light, L.L.C.
Summary                      Case No: 01-10961 (EIK)
Cape May Light, LLC         For Month Of October, 2002
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 21-NOV-02 13:52:58
INCOME STATEMENT - ATTACHMENT 4                   Page:  1
Current Period: OCT-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                                    PTD-Actual
                                                     31-Oct-02
                                                  ---------------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                  ---------------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                  ---------------
Total Operating Expenses                                     0.00

                                                  ---------------
Gross Profit                                                 0.00

SG&A Expenses
General and Admin Expenses                                 250.00
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                  ---------------
Total SG&A Expenses                                        250.00

                                                  ---------------
EBITDA                                                    (250.00)

Depreciation                                                 0.00

                                                  ---------------
Operating Income                                          (250.00)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                  ---------------
Total Other Expense/(Income)                                 0.00

                                                  ---------------
Net Pretax Income/(Loss)                                  (250.00)

Income Tax Expense                                           0.00

                                                  ---------------
Net Income/(Loss)                                         (250.00)
                                                  ===============

AMCV US SET OF BOOKS                             Date: 21-NOV-02 13:54:26
BALANCE SHEET - ATTACHMENT 5                     Page:  1
Current Period: OCT-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                           YTD-Actual                YTD-Actual
                                           31-Oct-02                 22-Oct-01
                                        ---------------           ---------------
ASSETS

Cash and Equivalent                                0.00                 29,003.54

Restricted Cash                                    0.00                785,839.00

Accounts Receivable                                0.00                 15,651.15

Inventories                                        0.00                750,424.74

Prepaid Expenses                                   0.00                 71,343.83

Other Current Assets                               0.00                      0.00

                                        ---------------           ---------------
Total Current Assets                               0.00              1,652,262.26


Fixed Assets                                       0.00             42,033,338.72

Accumulated Depreciation                           0.00               (550,825.00)

                                        ---------------           ---------------
Net Fixed Assets                                   0.00             41,482,513.72


Net Goodwill                                       0.00                      0.00

Intercompany Due To/From                 (12,552,921.14)           (12,278,102.19)

Net Deferred Financing Fees                        0.00              2,559,333.82

Net Investment in Subsidiaries                     0.00                      0.00

                                        ---------------           ---------------
Total Other Assets                       (12,552,921.14)            (9,718,768.37)

                                        ---------------           ---------------
Total Assets                             (12,552,921.14)            33,416,007.61
                                        ===============           ===============

AMCV US SET OF BOOKS                              Date: 21-NOV-02 13:54:26
BALANCE SHEET - ATTACHMENT 5                      Page:   2
Current Period: OCT-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                              YTD-Actual                YTD-Actual
                                              31-Oct-02                 22-Oct-01
                                           ---------------           ---------------
LIABILITIES

Accounts Payable                                    310.00                 18,286.96

Accrued Liabilities                                   0.00                454,710.16

Deposits                                              0.00                      0.00

                                           ---------------           ---------------
Total Current Liabilities                           310.00                472,997.12


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                           0.00                      0.00

                                           ---------------           ---------------
Total Liabilities                                   310.00                472,997.12


Liabilities Subject to Compromise            39,112,982.41             39,937,580.57


OWNER'S EQUITY

Common Stock                                          0.00                      0.00

Add'l Paid In Capital                                 0.00                      0.00

Current Net Income (Loss)                   (44,576,132.57)            (2,857,115.19)

Retained Earnings                            (7,090,080.98)            (4,137,454.89)

                                           ---------------           ---------------
Total Owner's Equity                        (51,666,213.55)            (6,994,570.08)

                                           ---------------           ---------------
Total Liabilities & Equity                  (12,552,921.14)            33,416,007.61
                                           ===============           ===============


Cape May Light, LLC                  ATTACHMENT 6               01-10961 (JCA)
                    Summary List of Due To/Due From Accounts
                      For the Month Ended October 31, 2002

                                                               BEGINNING                                            ENDING
AFFILIATE NAME                              CASE NUMBER         BALANCE             DEBITS        CREDITS           BALANCE
American Classic Voyages Co.                 01-10954           656,374.33             --             --           656,374.33
AMCV Cruise Operations, Inc.                 01-10967        (8,127,233.11)            --             --        (8,127,233.11)
The Delta Queen Steamboat Co.                01-10970         8,431,118.53             --             --         8,431,118.53
DQSB II, Inc.                                01-10974               (82.74)            --             --               (82.74)
Great AQ Steamboat, L.L.C                    01-10960         1,640,241.44             --             --         1,640,241.44
Great Pacific NW Cruise Line, L.L.C          01-10977            (5,380.67)            --             --            (5,380.67)
Great River Cruise Line, L.L.C               01-10963           (33,543.95)            --             --           (33,543.95)
Great Ocean Cruise Line, L.L.C               01-10959            (1,844.01)            --             --            (1,844.01)
Cruise America Travel, Incorporated          01-10966        (1,054,561.24)            --             --        (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C           01-10964           188,452.13             --         250.00           188,202.13
Cape Cod Light, L.L.C                        01-10962            (8,675.31)            --             --            (8,675.31)
Project America, Inc.                        N/A                (57,268.50)            --             --           (57,268.50)
Oceanic Ship Co.                             N/A                 13,839.73             --             --            13,839.73
Project America Ship II, Inc.                N/A                412,316.64             --             --           412,316.64
Ocean Development Co.                        01-10972       (14,604,239.22)            --             --       (14,604,239.22)
Great Hawaiian Cruise Line, Inc.             01-10975            (8,411.75)            --             --            (8,411.75)
Great Hawaiian Properties Corporation        01-10971             4,188.00             --             --             4,188.00
CAT II, Inc.                                 01-10968             2,038.56             --             --             2,038.56
                                                            ------------------------------------------------------------------
                                                            (12,552,671.14)            --         250.00       (12,552,921.14)
                                                            ==================================================================

                               Cape May Light, LLC
                                 01-10961 (JCA)


                            Accounts Receivable Aging
                             As of October 31, 2002


                                  Attachment 7


                                 Not Applicable

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                   OCTOBER-02

OUTSTANDING CHECKS:
                            1091 Multi-Marques                                50.00
                            1162 K. McKnight-McRae's                         100.00
                            1166 K. McKnight-Gordon's                        100.00
                            1192 Donald Vivier-Capitol One                    40.00
                            1195 Donald Vivier-Retailer Nat. Bank             20.00

                                                                            -------
                            Total per G/L:                                   310.00
                                                                            =======

                                 ATTACHMENT #8

DEBTOR: CAPE MAY LIGHT, LLC                        CASE NUMBER:  01-10961 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO OCTOBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.